Exhibit 99.1

Quarterly Earnings and

Supplemental Operating and Financial Data

June 30, 2013

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

June 30, 2013

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, (2) Lexington’s ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2013, (3) the successful consummation of any lease, acquisition, build-to-suit, or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
NEW YORK NY 10119-4015

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE

Wednesday, August 7, 2013

LEXINGTON REALTY TRUST REPORTS SECOND QUARTER 2013 RESULTS

New York, NY - August 7, 2013 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the second quarter ended June 30, 2013.

Second Quarter 2013 Highlights

•	Generated Company Funds From Operations, as adjusted (“Company FFO, as adjusted”), of $56.4 million, or $0.25 per diluted common share.
•	Executed 2.1 million square feet of new and extended leases, raising overall portfolio occupancy to 97.9%, and 2.5 million square feet of new and extended leases subsequent to quarter end.
•	Issued $250.0 million of 4.25% 10-year Senior Notes, which are unsecured and rated investment-grade by Moody’s Investors Service, Inc. and Standard & Poor’s Rating Services.

•	Swapped the LIBOR component on $64.0 million of five-year unsecured term loan borrowings at 0.73% for a current fixed interest rate of 2.08%.
•	Increased revolving credit facility availability from $300.0 million to $400.0 million.
•	Redeemed, at par, all $155.0 million of outstanding shares of 7.55% Series D Cumulative Redeemable Preferred Stock.
•	Retired $219.4 million of secured debt, which had a weighted-average fixed interest rate of 6.1%.
•	Closed property acquisitions of $47.1 million, invested $7.7 million in current build-to-suit projects and entered into two agreements to fund new build-to-suit projects for an aggregate commitment of $37.0 million.
•	Produced $46.6 million of gross proceeds from dispositions.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “We have made great progress addressing lease rollover, completing 4.6 million square feet of new and extended leases including 43% of our square footage subject to leases expiring in 2014 and 2015 since the beginning of the second quarter and through today. As a result, the weighted-average lease term of our portfolio is 7.7 years, an increase of 18% compared to June 30, 2012, with approximately 30% of our revenue coming from leases ten years or longer, providing the Company with a more stable base of long-term cash flow. In addition, we continued to lower our cost of capital with the completion of our first investment-grade rated notes offering, utilizing the proceeds primarily to retire expensive short-term secured debt”.

3

FINANCIAL RESULTS

Revenues

For the quarter ended June 30, 2013, total gross revenues were $99.4 million, compared with total gross revenues of $80.8 million for the quarter ended June 30, 2012. The increase is primarily due to property acquisitions.

Company FFO, As Adjusted

For the quarter ended June 30, 2013, Lexington generated Company FFO, as adjusted, of $56.4 million, or $0.25 per diluted share, compared to Company FFO, as adjusted, for the quarter ended June 30, 2012 of $44.2 million, or $0.24 per diluted share. The calculation of Company FFO, as adjusted, and a reconciliation to net income attributable to Lexington Realty Trust shareholders is included later in this press release.

Net Loss Attributable to Common Shareholders

For the quarter ended June 30, 2013, net loss attributable to common shareholders was $(0.8) million, or a loss of $(0.00) per diluted share, compared with net loss attributable to common shareholders for the quarter ended June 30, 2012 of $(3.4) million, or a loss of $(0.02) per diluted share.

Common Share/Unit Dividend/Distribution

Lexington declared a regular quarterly common share/unit dividend/distribution for the quarter ended June 30, 2013 of $0.15 per common share/unit, which was paid on July 15, 2013 to common shareholders/unitholders of record as of June 28, 2013.

OPERATING ACTIVITIES

Leasing

During the second quarter of 2013, Lexington executed 24 new and extended leases for 2.1 million square feet and ended the quarter with overall portfolio occupancy of 97.9%.

Subsequent to quarter end, Lexington executed 2.5 million square feet of new and extended leases.

Capital Recycling

Dispositions

During the second quarter of 2013, Lexington disposed of its interests in (1) three properties, (2) the retail parcel and parking facility at a property and (3) a land parcel to unrelated third parties for a gross sales price of $46.6 million. Lexington also conveyed two properties in full satisfaction of the aggregate $26.2 million outstanding non-recourse mortgage loans.

Investment Activity

Build-to-Suit Projects

Lexington completed the 167,000 square foot build-to-suit office property in Denver, Colorado for a capitalized cost of $38.4 million (8.8% initial cap rate). The property is net leased for a 15-year term. In addition, Lexington completed the 42,000 square foot build-to-suit retail property in Tuscaloosa, Alabama for a capitalized cost of $8.7 million (9.4% initial cap rate). The property is net leased for a 15-year term.

4

Lexington entered into a $29.6 million (7.3% initial cap rate) build-to-suit lease commitment to construct an 180,000 square foot industrial property in Las Vegas, Nevada. Upon completion of construction, a net lease for a 20-year term will commence.

In June 2013, Lexington acquired a 4.42 acre-site in Albany, Georgia and entered into a 15-year net-lease. Lexington will fund the construction of a 46,000 square foot retail property for a maximum price of $7.5 million (9.0% initial cap rate) and the lease will commence upon its completion.

In addition, Lexington continues to fund the construction of, and/or is under contract to acquire, the previously announced build-to-suit projects in (1) Rantoul, Illinois (8.0% initial cap rate) and (2) Bingen, Washington (10.7% initial cap rate). The aggregate estimated cost of these four build-to-suit projects is approximately $98.5 million of which $25.2 million was invested as of June 30, 2013. In addition, Lexington is committed to acquire upon its completion a property in Omaha, Nebraska for $39.1 million (7.1% initial cap rate). Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed.

Subsequent to June 30, 2013, Lexington acquired the remaining interest in its Long Island City, New York property that it did not already own for $8.7 million.

CAPITAL MARKETS

Capital Activities and Balance Sheet Update

During the second quarter of 2013, Lexington repaid $193.2 million of secured debt which had a weighted-average interest rate of 6.0% and was scheduled to mature through 2014. In connection with the repayments, Lexington incurred $11.8 million in yield maintenance costs.

In addition, Lexington redeemed, at par, all $155.0 million of outstanding shares of its 7.55% Series D Cumulative Redeemable Preferred Stock.

Lexington issued $250.0 million aggregate principal amount of 4.25% Senior Notes due in 2023 at 99.026% of the principal amount. The notes are unsecured and rated Baa2 and BBB- by Moody’s Investors Service, Inc. and Standard & Poor’s Rating Services, respectively. In addition, the spreads to LIBOR on Lexington’s unsecured revolving credit facility and unsecured term loans were reduced as a result of obtaining the ratings.

Lexington borrowed $64.0 million on its five-year unsecured term loan and swapped the LIBOR component of the term loan for a current fixed interest rate of 2.08%.

Lexington exercised an accordion feature within the unsecured revolving credit facility to increase the availability from $300.0 million to $400.0 million. No amounts were outstanding as of June 30, 2013.

Subsequent to quarter end, Lexington converted approximately $12.2 million original principal amount of 6.00% Convertible Guaranteed Notes due 2030 for 1,777,562 common shares and a cash payment of $0.6 million.

2013 EARNINGS GUIDANCE

Lexington confirms its estimate of Company FFO, as adjusted, within an expected range of $1.01 to $1.04 per diluted share for the year ended December 31, 2013. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

5

SECOND QUARTER 2013 CONFERENCE CALL

Lexington will host a conference call today, Wednesday, August 7, 2013, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended June 30, 2013. Interested parties may participate in this conference call by dialing (888) 740-6142 or (913) 312-1503. A replay of the call will be available through August 21, 2013, at (877) 870-5176 or (858) 384-5517, pin: 1128163. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a self-managed and self-administered real estate investment trust that invests in, owns, finances and manages predominantly single-tenant office, industrial and retail properties leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the single-tenant area. Lexington common shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, (2) Lexington's ability to achieve its estimate of Company FFO, as adjusted, for the year ending December 31, 2013, (3) the successful consummation of any lease, acquisition, build-to-suit or other transaction, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic” or similar expressions. Except as required by law, Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes.

6

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Gross revenues:
Rental	$91,251	$72,914	$178,749	$142,857
Advisory and incentive fees	154	765	328	1,088
Tenant reimbursements	8,008	7,150	15,866	14,300
Total gross revenues	99,413	80,829	194,943	158,245

Expense applicable to revenues:
Depreciation and amortization	(45,098)	(37,339)	(89,580)	(74,084)
Property operating	(15,924)	(13,962)	(31,533)	(27,313)
General and administrative	(6,596)	(6,189)	(13,759)	(11,559)
Non-operating income	1,470	1,626	3,431	4,245
Interest and amortization expense	(22,662)	(23,469)	(46,267)	(47,261)
Debt satisfaction charges, net	(11,726)	(2)	(22,722)	(1,651)
Litigation reserve	—	(2,800)	—	(2,800)
Impairment charges	—	—	(2,413)	—
Loss before provision for income taxes, equity in earnings of non-consolidated entities and discontinued operations	(1,123)	(1,306)	(7,900)	(2,178)
Provision for income taxes	(160)	(324)	(561)	(505)
Equity in earnings of non-consolidated entities	204	10,277	339	17,670
Income (loss) from continuing operations	(1,079)	8,647	(8,122)	14,987

Discontinued operations:
Income (loss) from discontinued operations	(47)	(2,557)	1,672	(2,581)
Provision for income taxes	(1,158)	(6)	(1,162)	(11)
Debt satisfaction gains (charges), net	(1,299)	—	9,250	1,728
Gains on sales of properties	12,806	2,671	12,806	2,671
Impairment charges	(1,391)	(3,129)	(8,735)	(5,690)
Total discontinued operations	8,911	(3,021)	13,831	(3,883)
Net income	7,832	5,626	5,709	11,104
Less net income attributable to noncontrolling interests	(1,100)	(1,116)	(1,597)	(2,983)
Net income attributable to Lexington Realty Trust shareholders	6,732	4,510	4,112	8,121
Dividends attributable to preferred shares - Series B	—	(919)	—	(2,298)
Dividends attributable to preferred shares - Series C	(1,573)	(1,573)	(3,145)	(3,145)
Dividends attributable to preferred shares - Series D	(617)	(2,925)	(3,543)	(5,851)
Allocation to participating securities	(161)	(139)	(338)	(289)
Deemed dividend - Series B	—	(2,346)	—	(2,346)
Redemption discount - Series C	—	—	—	229
Deemed dividend - Series D	(5,230)	—	(5,230)	—
Net loss attributable to common shareholders	$(849)	$(3,392)	$(8,144)	$(5,579)

Income (loss) per common share - basic:
Income (loss) from continuing operations	$(0.04)	$—	$(0.11)	$—
Income (loss) from discontinued operations	0.04	(0.02)	0.07	(0.04)
Net loss attributable to common shareholders	$—	$(0.02)	$(0.04)	$(0.04)

Weighted-average common shares outstanding - basic:	211,619,288	154,558,380	200,487,623	154,353,707

Income (loss) per common share - diluted:
Income (loss) from continuing operations	$(0.04)	$—	$(0.11)	$—
Income (loss) from discontinued operations	0.04	(0.02)	0.07	(0.04)
Net loss attributable to common shareholders	$—	$(0.02)	$(0.04)	$(0.04)

Weighted-average common shares outstanding - diluted	211,619,288	154,797,485	200,487,623	154,353,707

Amounts attributable to common shareholders:
Income (loss) from continuing operations	$(9,259)	$222	$(21,484)	$(78)
Income (loss) from discontinued operations	8,410	(3,614)	13,340	(5,501)
Net loss attributable to common shareholders	$(849)	$(3,392)	$(8,144)	$(5,579)

7

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

June 30, 2013 (unaudited) and December 31, 2012

(In thousands, except share and per share data)

	2013	2012
Assets:
Real estate, at cost	$3,616,618	$3,564,466
Real estate - intangible assets	694,557	685,914
Investments in real estate under construction	23,099	65,122
	4,334,274	4,315,502
Less: accumulated depreciation and amortization	1,197,732	1,150,417
	3,136,542	3,165,085
Cash and cash equivalents	74,278	34,024
Restricted cash	20,521	26,741
Investment in and advances to non-consolidated entities	11,224	27,129
Deferred expenses, net	63,679	57,549
Loans receivable, net	88,994	72,540
Rent receivable - current	8,505	7,355
Rent receivable - deferred	1,965	—
Other assets	38,566	27,780
Total assets	$3,444,274	$3,418,203

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,043,934	$1,415,961
Term loans payable	319,000	255,000
Senior notes payable	247,585	—
Convertible notes payable	38,666	78,127
Trust preferred securities	129,120	129,120
Dividends payable	33,990	31,351
Accounts payable and other liabilities	56,891	70,367
Accrued interest payable	9,942	11,980
Deferred revenue - including below market leases, net	71,205	79,908
Prepaid rent	18,394	13,224
Total liabilities	1,968,727	2,085,038

Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Series D Cumulative Redeemable Preferred, liquidation preference $155,000; 6,200,000 shares issued and outstanding in 2012	—	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 214,234,685 and 178,616,664 shares issued and outstanding in 2013 and 2012, respectively	21	18
Additional paid-in-capital	2,568,198	2,212,949
Accumulated distributions in excess of net income	(1,215,793)	(1,143,803)
Accumulated other comprehensive income (loss)	3,912	(6,224)
Total shareholders' equity	1,450,354	1,306,730
Noncontrolling interests	25,193	26,435
Total equity	1,475,547	1,333,165
Total liabilities and equity	$3,444,274	$3,418,203
8

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
EARNINGS PER SHARE:

Basic:
Income (loss) from continuing operations attributable to common shareholders	$(9,259)	$222	$(21,484)	$(78)
Income (loss) from discontinued operations attributable to common shareholders	8,410	(3,614)	13,340	(5,501)
Net loss attributable to common shareholders	$(849)	$(3,392)	$(8,144)	$(5,579)

Weighted-average number of common shares outstanding	211,619,288	154,558,380	200,487,623	154,353,707

Income (loss) per common share:
Income (loss) from continuing operations	$(0.04)	$—	$(0.11)	$—
Income (loss) from discontinued operations	0.04	(0.02)	0.07	(0.04)
Net loss attributable to common shareholders	$—	$(0.02)	$(0.04)	$(0.04)

Diluted:
Income (loss) from continuing operations attributable to common shareholders	$(9,259)	$222	$(21,484)	$(78)
Impact of assumed conversions:
Share options	—	—	—	—
Income (loss) from continuing operations attributable to common shareholders	(9,259)	222	(21,484)	(78)
Income (loss) from discontinued operations attributable to common shareholders	8,410	(3,614)	13,340	(5,501)
Net loss attributable to common shareholders	$(849)	$(3,392)	$(8,144)	$(5,579)

Weighted-average common shares outstanding - basic	211,619,288	154,558,380	200,487,623	154,353,707
Effect of dilutive securities:
Share options	—	239,105	—	—
Weighted-average common shares outstanding	211,619,288	154,797,485	200,487,623	154,353,707

Income (loss) per common share:
Income (loss) from continuing operations	$(0.04)	$—	$(0.11)	$—
Income (loss) from discontinued operations	0.04	(0.02)	0.07	(0.04)
Net loss attributable to common shareholders	$—	$(0.02)	$(0.04)	$(0.04)

9

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income attributable to Lexington Realty Trust shareholders	$6,732	$4,510	$4,112	$8,121
Adjustments:
Depreciation and amortization	44,160	41,318	88,116	79,619
Impairment charges - real estate	1,391	3,129	11,148	5,690
Noncontrolling interests - OP units	837	78	1,084	438
Amortization of leasing commissions	1,351	1,211	2,679	2,298
Joint venture and noncontrolling interest adjustment	545	2,047	1,121	926
Preferred dividends - Series B & D	(617)	(3,844)	(3,543)	(8,149)
Gains on sales of properties, net of tax	(11,881)	(2,671)	(11,881)	(2,671)
Gain on sale - joint venture investment	—	(7,000)	—	(7,000)
Interest and amortization on 6.00% Convertible Guaranteed Notes	828	2,326	1,892	4,653
Reported Company FFO	43,346	41,104	94,728	83,925
Debt satisfaction charges (gains), net	13,025	2	13,472	(77)
Litigation reserve	—	2,800	—	2,800
Other	76	332	195	322
Company FFO, as adjusted	56,447	44,238	108,395	86,970

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	(9,143)	(5,408)	(2,920)	4,069
Lease incentives	374	293	630	830
Amortization of below/above market leases	(218)	(1,394)	(170)	(2,695)
Non-cash interest, net	(32)	(182)	(347)	(856)
Non-cash charges, net	2,011	1,177	3,592	2,358
Tenant improvements	(13,475)	(3,690)	(28,149)	(5,800)
Lease costs	(2,125)	(987)	(4,919)	(3,631)
Reported Company Funds Available for Distribution	$33,839	$34,047	$76,112	$81,245

Per Share Amounts
Basic:
Reported Company FFO	$0.19	$0.23	$0.44	$0.47
Company FFO, as adjusted	$0.25	$0.25	$0.50	$0.48
Company FAD	$0.15	$0.19	$0.35	$0.45

Diluted:
Reported Company FFO	$0.19	$0.23	$0.44	$0.47
Company FFO, as adjusted	$0.25	$0.24	$0.50	$0.48
Company FAD	$0.15	$0.19	$0.35	$0.45

10

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited and in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Basic:

Weighted-average common shares outstanding - EPS basic	211,619,288	154,558,380	200,487,623	154,353,707
6.00% Convertible Guaranteed Notes	5,937,510	16,409,546	6,712,713	16,409,546
Non-vested share-based payment awards	564,540	199,202	496,692	201,099
Operating Partnership Units	4,167,712	4,505,457	4,193,121	4,519,416
Preferred Shares - Series C	4,710,570	4,710,570	4,710,570	4,714,293

Weighted-average common shares outstanding - basic	226,999,620	180,383,155	216,600,719	180,198,061

Diluted:

Weighted-average common shares outstanding - basic	226,999,620	180,383,155	216,600,719	180,198,061
Options - Incremental shares	802,777	239,105	935,331	243,659

Weighted-average common shares outstanding - diluted	227,802,397	180,622,260	217,536,050	180,441,720

1 Lexington believes that Funds from Operations (“FFO”), which is not a measure under generally accepted accounting principles (“GAAP”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents “Reported Company funds from operations” or “Reported Company FFO,” which differs from FFO because it includes Lexington's operating partnership units, Lexington's 6.50% Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Guaranteed Notes due 2030 because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Reported Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Lexington also presents “Company funds from operations, as adjusted” or “Company FFO, as adjusted,” which adjusts Reported Company FFO for certain items which Management believes are not indicative of the operating results of its real estate portfolio. Management believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate funds from operations in a similar fashion, Reported Company FFO and Company FFO, as adjusted, may not be comparable to similarly titled measures as reported by others. Reported Company FFO and Company FFO, as adjusted, should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

2 Reported Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO, as adjusted, for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash interest, net and (7) non-cash charges, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

# # #

11

LEXINGTON REALTY TRUST

2013 Second Quarter Leasing Summary

LEASE EXTENSIONS

	Tenants (Guarantors)	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant			2013 Extensions
1-5	Various	Chicago/Honolulu	IL/HI	MTM/2013	2014-2015	3,457	$75	$79	$75	$79
6	Woodlands Internists, Inc.	The Woodlands	TX	MTM	05/2016	8,102	$176	$176	$176	$176
7	JPMorgan Chase Bank, National Association	Florence	SC	10/2013	10/2014	86,403	$993	$614	$993	$614
8	AT&T Services, Inc.	Harrisburg	PA	12/2013	12/2018	61,766	$1,143	$1,344	$1,265	$1,310
				2014 Extensions
9	James J. Benes & Associates, Inc.	Lisle	IL	01/2014	12/2019	6,347	$71	$141	$97	$107
10	Wells Fargo Bank, N.A. (2)	Fort Mill	SC	05/2014	05/2024	169,218	$1,785	$2,890	$2,026	$2,556
11	Wells Fargo Bank, N.A. (2)	Fort Mill	SC	05/2014	05/2024	169,083	$1,783	$2,140	$1,950	$1,864
12	Invensys Systems, Inc. (Siebe, Inc.) (3)	Foxboro	MA	06/2014	06/2024	251,924	$2,469	$3,308	$2,009	$2,506
13	Alstom Power, Inc.	Knoxville	TN	10/2014	10/2024	84,404	$1,646	$1,836	$1,798	$1,621
				2015 Extension
14	Orange Business Services U.S., Inc. (Equant N.V.)	Herndon	VA	04/2015	07/2020	132,617	$1,615	$2,225	$1,526	$2,063
				2019 Extension
15	Bank of America, National Association	Brea	CA	06/2019	07/2023	637,503	$9,410	$9,135	$8,978	$8,414
.
15	Total office/multi-tenant lease extensions					1,610,824	$21,166	$23,888	$20,893	$21,310

	Industrial			2013 Extension
1	Staples, Inc. / Corporate Express, Inc.	Henderson	NC	12/2013	06/2016	196,946	$788	$876	$812	$811
				2014 Extension
2	Pierce Packaging Co.	Rockford	IL	12/2014	12/2016	90,000	$302	$404	$302	$314

2	Total industrial lease extension					286,946	$1,090	$1,280	$1,114	$1,125

17	TOTAL EXTENDED LEASES					1,897,770	$22,256	$25,168	$22,007	$22,435

NEW LEASES

	Tenants	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
1-2	Various	Honolulu/Glen Allen	HI/VA	2014/2020	977	$18	$18
3	Caliber Funding, LLC	Florence	SC	06/2018	37,381	$469	$691
4	FTJ FundChoice, LLC	Hebron	KY	08/2020	3,818	$26	$26
5	ALTA Resources Corp.	Fort Myers	FL	06/2023	63,261	$886	$969
6	Orlando/Orange County Convention & Visitor Bureau, Inc.	Orlando	FL	09/2024	44,752	$317	$959

6	Total office/multi-tenant new lease				150,189	$1,716	$2,663
	Industrial
1	Autocam Corporation	Marshall	MI	12/2023	58,707	$98	$98

1	Total industrial new leases				58,707	$98	$98

7	TOTAL NEW LEASES				208,896	$1,814	$2,761

24	TOTAL NEW AND EXTENDED LEASES				2,106,666	$24,070	$24,768

12

LEXINGTON REALTY TRUST

2013 Second Quarter Leasing Summary (Continued)

LEASE NON-RENEWALS

	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	Annual 2012 Cash Rent ($000)	Annual 2012 GAAP Rent ($000)
	Office
1	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	Atlanta	GA	05/2013	34,400	$888	$703
2	JPMorgan Chase Bank, National Association	Florence	SC	10/2013	52,773	$375	$375

2	TOTAL LEASE NON-RENEWALS				87,173	$1,263	$1,078

Footnotes

(1)	Assumes twelve months rent from the later of 7/1/13 or lease commencement/extension.
(2)	Extension lease is triple net rent while prior lease was not; accordingly, prior rent amounts are adjusted for operating expenses.
(3)	Fully amortizing mortgage with $2.8 million of annual debt service matured January 2013.

13

LEXINGTON REALTY TRUST

2013 Second Quarter Investment/Capital Recycling Summary

PROPERTY INVESTMENTS

	Tenants	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	GAAP Yield	Lease Expiration
1	Gander Mountain Company (1)	Tuscaloosa	AL	Retail	$8,720	$818	9.4%	10.3%	05/2028
2	Trizetto Corporation (1)	Englewood	CO	Office	$38,372	$3,362	8.8%	10.0%	04/2028

2	TOTAL PROPERTY INVESTMENTS				$47,092	$4,180	8.9%	10.1%

CAPITAL RECYCLING

PROPERTY DISPOSITIONS (5)

	Tenants	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Vacant (2)	Honolulu	HI	Retail	$25,900	$504	April
2	Gander Mountain Company	Valdosta	GA	Retail	$9,515	$770	June
3	Gander Mountain Company	Opelika	AL	Retail	$9,328	$722	June
4	Panasonic Automotive Systems Company of America, a Division of Panasonic Corporation of North America / Vacant (3)	Farmington Hills	MI	Office	$17,542	$705	June
5	Brookshire Grocery Company / Safeway, Inc.	Greenville	TX	Retail	$1,700	$169	June
6	Allstate Insurance Company / Vacant (4)	Indianapolis	IN	Office	$8,686	$(62)	June

6	TOTAL PROPERTY DISPOSITIONS				$72,671	$2,808

Footnotes

(1)	Completed build-to-suit project.
(2)	Retail store formerly leased to Macy's West Stores, Inc. and adjoining parking garage. NOI reflects parking garage only.
(3)	Property was conveyed to fully satisfy a $17.5 million non-recourse mortgage.
(4)	Property was conveyed to fully satisfy an $8.7 million non-recourse mortgage.
(5)	Lexington also sold a land parcel for $123 thousand.

14

LEXINGTON REALTY TRUST

BUILD-TO-SUIT PROJECTS / FORWARD COMMITMENTS

6/30/2013

BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE

	Location		Sq. Ft	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 6/30/13 ($000)(1)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date
							Q3 2013	Q4 2013	Q1 2014	Q2 2014
1	Rantoul	IL	813,000	20	$42,587	$20,601	$12,890	$8,590	$-	$-	4Q 13
2	Bingen	WA	124,000	12	$18,898	$760	$4,947	$4,947	$4,947	$3,297	2Q 14
3	Albany	GA	46,000	15	$7,460	$1,738	$4,216	$1,440	$-	$-	4Q 13
4	Las Vegas	NV	180,000	20	$29,585	$1,191	$6,991	$6,991	$6,991	$6,991	3Q 14

4	TOTAL BUILD-TO-SUIT PROJECTS				$98,530	$24,290	$29,044	$21,968	$11,938	$10,288

FORWARD COMMITMENTS

	Tenants	Location	Property Type	Estimated Acquisition Cost ($000)	Estimated Completion Date	Estimated Initial Cash Yield	Estimated GAAP Yield	Lease Term
1	The Gavilion Group LLC	Omaha NE	Office	$39,125	4Q 13	7.1%	8.5%	20 yrs

1	TOTAL FORWARD COMMITMENT			$39,125		7.1%	8.5%

Footnotes

(1)	Investment balance in accordance with GAAP included in investment in real estate under construction; with the exception of the Las Vegas investment, which is included in other assets. Aggregate equity invested is $25,186.

15

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2013 ($000) (2)	GAAP Base Rent as of 6/30/2013 ($000) (3)
OFFICE PROPERTIES
2013	MTM	810 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	2000	2,460	16	16
	10/31/2013	3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	319	319
	11/30/2013	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International Inc.	1980/1990/2002	166,575	815	800
		200 Lucent Ln.	Cary	NC	—	Progress Energy Service Company, LLC	1999	124,944	1,225	1,121
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	AT&T Services, Inc.	1998	27,584	300	283
		3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	198	231
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	—	Siemens Dematic Postal Automation L.P. / Siemens Energy & Automation, Inc. / Siemens Shared Services, LLC	2003	236,547	1,362	1,362
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	212,988	2,075	2,510
	4/30/2014	4400 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	138	39
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Kerr-McGee Oil & Gas Corporation (Kerr-McGee Corporation)	2003	101,111	845	814
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	—	BASF Corporation	1981/2002/2004	95,500	1,122	1,061
	10/31/2014	700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	1985/2003/2004	115,558	1,017	1,285
	11/30/2014	850-950 Warrenville Rd.	Lisle	IL	—	Flexco, Inc.	1984	7,535	70	70
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,084	981
		5150 220th Ave.	Issaquah	WA	—	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	1,206	1,111
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, NA (Bank of America Corporation)	1969	14,859	100	100
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, NA (Bank of America Corporation)	1973	5,704	48	48
		180 South Clinton St.	Rochester	NY	—	Frontier Corporation	1988/2000	226,000	1,505	1,502
		201 West Main St.	Cumming	GA	—	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	99	99
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1972	6,260	56	56
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	715	689
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	653	621
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, NA (Bank of America Corporation)	1972	4,565	44	44
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, NA (Bank of America Corporation)	1971	4,894	39	39
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1975	3,900	39	39
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1966/1973/1988/1989	187,163	579	709
	3/31/2015	3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	2002	68,165	530	545
	6/30/2015	2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	1999	111,911	782	689
		33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,153	1,845
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	2003	75,016	530	426
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	1,606	1,597
	9/27/2015	2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Incorporated	1982/1999	65,500	789	326
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	2000	97,000	557	628
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1999	125,920	963	1,048
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1996	125,155	923	1,025
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	119	119
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Arkansas Inc.	1964/1972/1988	27,189	96	71
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	2001	108,800	837	673
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	2000	180,507	1,177	1,594
		2000 Eastman Dr.	Milford	OH	—	Siemens Corporation	1991/1998	221,215	1,243	1,159
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	753	864
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation (Nextel Finance Company)	2002	60,200	608	608
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1980/1988/1999	37,229	259	251
	12/31/2016	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	2001	130,290	1,287	1,332
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1957/1997	1,220	28	28
	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	834	821
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	1,186	898
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	1997	70,100	508	508
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	2000	142,500	891	933
	12/31/2017	100 East Shore Dr.	Glen Allen	VA	—	Capital One, National Association	1999	68,118	597	591

16

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2013 ($000) (2)	GAAP Base Rent as of 6/30/2013 ($000) (3)
2018	1/31/2018	820 Gears Rd.	Houston	TX	—	Ricoh Americas Corporation	2000	78,895	506	477
	4/30/2018	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	480	935
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	1987	159,644	1,670	1,701
	5/31/2018	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2000/2001	238,600	2,210	924
		8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	2003	43,396	114	395
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	1977/1978/1985/1990/1993	44,400	239	254
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	155	64
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	2007	62,218	618	428
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	1957/1997	8,070	104	106
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1980/1990/2004/2005	320,198	2,443	2,459
	12/31/2018	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, LLC	2000	77,045	361	379
		2550 Interstate Dr.	Harrisburg	PA	—	AT&T Services, Inc.	1998	61,766	672	634
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	2004	77,484	820	734
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation	1963/1973/1985/2003	155,925	1,143	1,143
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985/2006/2007	521,286	3,446	3,507
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	2004	77,484	671	553
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	1986/1997/2000	252,300	894	951
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1885/1980/1984/2006	390,100	2,295	2,270
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	16	John Wiley & Sons, Inc.	1999	141,047	1,129	1,168
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	687	571
	12/31/2019	421 Butler Farm Rd.	Hampton	VA	—	Patient Advocate Foundation	2000	36,484	337	453
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University / James J. Benes & Associates, Inc.	1984	91,879	727	782
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	1999	193,000	1,713	1,712
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	143,290	1,163	1,122
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	2002	59,748	435	387
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	700	724
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	2005	50,076	407	420
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	1985/1986/1992/1999	132,617	875	919
	8/31/2020	First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	680	573
	9/30/2020	9200 South Park Center Loop	Orlando	FL	—	Corinthian Colleges, Inc.	2003	59,927	459	465
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius LLP	1957/1997	289,432	2,236	2,148
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	1,163	1,312
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	1,656	1,656
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	2006	80,028	335	344
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	2006/2008	123,734	1,213	1,164
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	1,055	1,070
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	604	600
	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	ASM Lithography, Inc. (ASM Lithography Holding N.V.) (2013) / DA Nanomaterials L.L.C./ Air Products and Chemicals, Inc. (2022)	1998	95,133	1,177	1,177
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	1988	28,591	273	273
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	2003	130,000	1,009	933
	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	1910	52,337	808	831
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	1997	176,402	826	1,080
	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	1,554	1,476
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.) / Pacific Union Financial, LLC.	2003	225,049	1,637	1,721
	6/30/2023	12600 Gateway Blvd.	Fort Myers	FL	11	Alta Resources Corp.	1998	63,261	139	137
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operators	1957/1997	0	1,255	1,255
	Vacant	101 East Erie St.	Chicago	IL	—	(Available for Lease)	1986	17,716	0	0
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	1957/1997	5,315	0	0
		421 Butler Farm Rd.	Hampton	VA	—	(Available for Lease)	2000	20,080	0	0
		810 Gears Rd.	Houston	TX	11	(Available for Lease)	2000	76,435	134	132
OFFICE TOTAL/WEIGHTED AVERAGE						98.9% Leased		10,840,363	$81,152	$79,047

17

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 6/30/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2013 ($000) (2)	GAAP Base Rent as of 6/30/2013 ($000) (3)
LONG-TERM LEASE PROPERTIES
2023	7/1/2023	275 South Valencia Ave.	Brea	CA	—	Bank of America, National Association	Office	1983	637,503	3,825	4,277
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	Office	1973/1975/1982	202,000	1,749	3,229
	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	Industrial	1979	58,707	0	0
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	Office	2012	32,000	260	287
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	Office	2002	169,083	1,380	1,219
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	Office	2004	169,218	1,861	1,607
	6/30/2024	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	Office	1965/1967/1971	251,924	2,817	1,253
	9/30/2024	6277 Sea Harbor Dr.	Orlando	FL	—	Orlando/Orange County Convention & Visitor Bureau, Inc.	Office	1984/2012	44,752	0	0
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	Office	1997	84,404	882	824
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	Office	1987/1988/1990	180,230	757	682
2025	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	Office	1981/1983	292,700	1,537	1,492
	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1988/1999	336,350	673	673
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1987/1999/2000/2006	424,904	844	844
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1998/2001	211,598	604	604
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	2001	167,770	268	268
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1995/2000/2001	539,592	1,419	1,419
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	Industrial	2001/2005	420,597	1,006	731
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	Industrial	1997	458,000	1,020	1,126
	9/30/2025	10001 Richmond Ave.	Houston	TX	18	Baker Hughes Incorporated / Schlumberger Holdings Corp.	Office	1976/1984	554,385	7,000	3,688
	10/31/2025	6277 Sea Harbor Dr.	Orlando	FL	19	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation) / Aramark Corporation	Office	1984/2012	267,662	271	2,536
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	1989/1995	85,200	583	583
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	1998	60,000	564	564
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	1986/2002/2003	500,500	1,701	1,269
	3/31/2026	459 Wingo Road	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	2011	513,734	1,311	1,468
	6/30/2026	351 Chamber Drive	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	1995/1998	475,218	514	580
	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	Specialty	2005	77,076	695	707
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	2006	646,000	1,023	1,083
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	1983/1997	241,977	524	573
		500 Kinetic Drive	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	Office	2011	68,693	605	672
	12/29/2026	5500 New Albany Road	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	2005	104,807	775	869
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	Industrial	1993/2004	159,000	535	501
	6/30/2027	3902 Gene Field Rd	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	Office	2012	98,849	856	997
	7/6/2027	2221 Schrock Road	Columbus	OH	—	MS Consultants, Inc.	Office	1999/2006	42,290	280	320
	8/7/2027	25 Lakeview Drive	Jessup	PA	—	TMG Health, Inc.	Office	2012	150,000	956	1,250
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	Office	2007	169,585	1,175	3,060
	11/30/2027	1700 Millrace Drive	Eugene	OR	17	Oregon Research Institute / Educational Policy Improvement Center	Office	2012	80,011	790	1,033
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	Industrial	1991/1994/1997/2005	248,700	380	395
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	5	FedEx Ground Package System, Inc. (Federal Express Corporation)	Industrial	2013	140,330	1,472	1,584
	4/30/2028	9655 Maroon Circle	Englewood	CO	—	Trizetto Corporation	Office	2013	166,912	280	958
	5/31/2028	3325 McFarland Blvd East	Tuscaloosa	AL	—	Gander Mountain Company	Retail	2013	42,302	108	119
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	1981	35,459	301	301
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	1983/1994	282,000	4,035	2,127
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	1948/1981/1982/1986/1991/2006/2008	128,041	484	0
		3030 North 3rd Street	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	Office	1986/2011	252,400	1,893	2,422
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	2011	673,518	1,095	1,300
2032	4/30/2032	13930 Pike Road	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	Industrial	N/A	0	880	1,062
2038	3/31/2038	13901/14035 Industrial Road	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	Industrial	Various	132,449	1,378	1,766
N/A	Vacant	6277 Sea Harbor Dr.	Orlando	FL	—	(Available for Lease)	Office	1984/2012	47,100	0	0
LONG-TERM LEASES TOTAL/WEIGHTED AVERAGE						99.6% Leased			11,125,530	$53,366	$54,322

18

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq. Ft. Leased or Available (1)	Cash Rent as of 6/30/2013 ($000) (2)	GAAP Base Rent as of 6/30/2013 ($000) (3)
INDUSTRIAL PROPERTIES
2014	1/1/2014	2415 US Hwy. 78 East	Moody	AL	20	CEVA Logistics U.S., Inc. (CEVA Logistics Holdings, B.V. / PostNL N.V.)	2004	595,346	531	531
	1/31/2014	109 Stevens St.	Jacksonville	FL	—	Wagner Industries, Inc.	1959/1967	168,800	154	154
	5/31/2014	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	250,410	188	188
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	400,522	454	454
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	—	SKF USA Inc.	1996	72,868	228	135
2015	1/31/2015	101 Michelin Dr.	Laurens	SC	21	Michelin North America, Inc.	1991/1993	1,164,000	1,694	1,694
		7111 Crabb Rd.	Temperance	MI	22	Michelin North America, Inc.	1978/1993	744,570	1,143	1,143
	6/30/2015	1700 47th Ave North	Minneapolis	MN	—	Owens Corning / Owens Corning Roofing and Asphalt, LLC	2003	18,620	319	319
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	411	411
	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	238	244
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Incorporated)	1989	268,104	477	458
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Elsevier STM Inc. (Reed Elsevier Inc.)	2001	559,258	1,832	1,715
		2455 Premier Dr.	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	1980	205,016	254	393
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Global, Inc.	2001	344,700	617	645
	6/30/2016	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc. / Corporate Express, Inc.	1998/2006	196,946	438	405
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	342	342
	11/30/2016	736 Addison Rd.	Erwin	NY	—	Corning, Incorporated	2006	408,000	634	634
	12/31/2016	3686 South Central Ave.	Rockford	IL	7	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.) / Pierce Packaging Co.	1998	90,000	202	157
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	1973	780,000	798	847
	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	2000	405,000	1,249	1,026
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2001	330,988	608	582
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	2002	244,851	554	543
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000/2007	296,972	1,361	1,298
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	1996/1998	290,133	689	737
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	908	958
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	674	671
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	2005/2007/2008	221,833	479	479
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	382	348
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	367	625
2019	4/30/2019	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	972,625	768	768
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	1,259	1,305
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	1996/2001	335,610	1,700	1,700
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	600	476
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	660	638
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,400	210	196
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	598	746
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation / FedEx Techconnect, Inc.	1984/1987/2005/2012	126,213	414	375
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	1997	701,819	846	928
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	1,014	873
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	666	678
2022	3/31/2022	5417 Campus Drive	Shreveport	LA	—	The Tire Rack, Inc.	2012	257,849	638	670
N/A	Vacant	3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.8% Leased		15,241,601	$27,598	$27,489

19

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 6/30/2013 ($000) (2)	GAAP Base Rent as of 6/30/2013 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (8,14)
Various	Various	10 John St.	Clinton	CT	6	Multi-Tenant	1972	0	41,188	0%	0	0	0
		100 Light St.	Baltimore	MD	13	Multi-Tenant	1973/2009	248,895	476,459	95%	7,018	8,138	55,000
		140 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	2000	13,206	76,885	92%	603	536	18,827
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	1981/1982/2005/2007/2009	16,723	138,940	100%	1,367	1,354	0
		17191 St. Luke's Way	The Woodlands	TX	—	Multi-Tenant	2004	7,959	41,000	70%	134	134	0
		207 Mockingbird Ln.	Johnson City	TN	—	Multi-Tenant	1979	12,133	60,684	48%	325	325	0
		2210 Enterprise Dr.	Florence	SC	11	Multi-Tenant	1998	16,176	176,557	70%	627	627	0
		2300 Litton Ln.	Hebron	KY	—	Multi-Tenant	1986/1996	9,907	80,440	100%	196	194	0
		265 Lehigh St.	Allentown	PA	—	Multi-Tenant	1980	2,920	71,055	32%	64	64	0
		2706 Media Center Dr.	Los Angeles	CA	—	Multi-Tenant	2000	18,070	83,252	24%	115	115	10,281
		4200 Northcorp Pkwy.	Palm Beach Gardens	FL	—	Multi-Tenant	1996	21,271	95,065	26%	174	174	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	1999	15,140	672,629	70%	764	770	0
		859 Mount Vernon Hwy.	Atlanta	GA	11	Multi-Tenant	2004	14,501	50,400	32%	574	450	40,356
		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	1979/2002	16,967	77,459	66%	442	442	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						71.4% Leased			2,142,013		$12,403	$13,323	$124,464

20

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 6/30/2013

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 6/30/2013 ($000) (2)	GAAP Base Rent as of 6/30/2013 ($000) (3)
RETAIL/SPECIALTY PROPERTIES
2014	10/31/2014	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, LLC / Crystal Food Services, LLC	1961/1978	29,119	56	71
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	44	44
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway, Inc.	1981	40,800	93	143
2016	5/31/2016	12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981	42,842	153	153
		18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981/1993	43,105	141	141
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	1981	43,123	128	128
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores, Ltd.	1960	70,910	181	211
	6/30/2017	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983/1995	42,130	62	62
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	237	162
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	1995	46,350	232	233
	2/28/2018	291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	69	69
		3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	1971	23,000	83	83
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	1982	31,170	79	84
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	38	38
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture, LLC	1980	53,820	173	173
		130 Midland Ave.	Port Chester	NY	—	A&P Real Property, LLC (Pathmark Stores, Inc.)	1982	59,000	217	542
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	1959/1983	28,721	97	97
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	21	164
		12080 Carmel Mountain Rd.	San Diego	CA	—	Kmart Corporation	1993	107,210	24	376
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	36	241
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	38	278
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	54	366
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	25	173
2019	3/31/2019	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	1984	30,757	93	98
2023	2/28/2023	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	34,555	66	78
N/A	Vacant	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0
		S. Carolina 52/52 Bypass	Moncks Corner	SC	11	(Available for Lease)	1982	23,000	10	327
RETAIL/SPECIALTY TOTAL/WEIGHTED AVERAGE						97.6% Leased		1,445,583	$2,450	$4,535
TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.9% Leased		40,795,090	$176,969	$178,716

Footnotes

1	Square foot leased or vacant.
2	Six months ended 6/30/2013 cash rent.
3	Six months ended 6/30/2013 GAAP base rent.
4	Lexington has an 80.5% interest in this property.
5	Joint venture investment. Lexington had a priority return. Subsequent to 6/30/2013, Lexington purchased its joint venture partners' interest.
6	Lexington has a 71.1% interest in this property.
7	Jacobson Warehouse Company, Inc. lease expires 12/31/2014; however, new tenant (Pierce Packaging Co.) lease expires 12/31/2016.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Property is classified as a capital lease for GAAP, accordingly $497 of income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	24,824 square feet is leased to 7/31/2025.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $4.9 million in operating expenses, net for the six months ended 6/30/2013.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	RGN-Indianapolis I, LLC lease for 14,236 square feet expires 07/2024. Yellow Book Sales and Distribution Company, Inc. lease for 3,764 square feet expires 11/2013.
17	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
18	Baker Hughes Incorporated lease expires 09/2015; however, new tenant (Schlumberger Holdings Corp.) lease expires 09/2025.
19	Aramark Corporation lease for 8,261 square feet expires 11/2017.
20	Subsequent to 6/30/2013, lease extended to 12/31/2017.
21	Subsequent to 6/30/2013, lease extended to 1/31/2017.
22	Subsequent to 6/30/2013, lease extended to 7/31/2016.

21

LEXINGTON REALTY TRUST

Lease Rollover Schedule by Property Type - Cash Basis

6/30/2013

	Office			Industrial			Retail/Specialty			Multi-Tenant
Year	Net Rentable Area	Cash Rent as of 6/30/2013 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 6/30/2013 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 6/30/2013 ($000)	Annual Rent PSF (2)	Net Rentable Area	Cash Rent as of 6/30/2013 ($000)	Annual Rent PSF (2)
2013 - remaining	473,162	$2,907	$12.29	-	$-	$-	-	$-	$-	28,470	$213	$14.96
2014	1,479,077	$12,217	$16.52	1,487,946	$1,555	$2.09	29,119	$56	$3.85	115,887	$590	$10.18
2015	1,222,462	$10,627	$14.71	2,377,690	$3,805	$3.20	56,837	$137	$4.82	122,357	$887	$14.50
2016	1,017,000	$6,164	$12.12	2,294,224	$4,796	$4.18	129,070	$422	$6.54	139,185	$1,023	$14.70
2017	525,576	$4,085	$15.54	2,987,744	$6,167	$4.13	126,964	$480	$7.56	22,381	$116	$10.37
2018	1,321,002	$9,572	$14.49	1,530,121	$1,902	$2.49	1,003,350	$1,186	$3.97	131,107	$826	$12.60
2019	1,814,264	$12,222	$13.47	1,621,875	$2,027	$2.50	30,757	$93	$6.05	135,229	$1,689	$24.98
2020	850,249	$6,432	$15.13	1,249,216	$3,768	$6.03	-	$-	$-	89,992	$258	$5.73
2021	904,802	$7,658	$16.93	1,402,257	$2,940	$4.19	-	$-	$-	534,538	$3,298	$12.34
2022	406,073	$3,871	$19.07	257,849	$638	$4.95	-	$-	$-	-	$-	$-
2023 - Q1 & Q2	711,966	$4,156	$11.67	-	$-	$-	34,555	$66	$3.82	-	$-	$-
Thereafter	4,569,833	$35,467	$14.24	6,348,944	$16,647	$5.74	154,837	$1,104	$18.15	200,084	$2,220	$22.19
Total/Weighted Average (1)	15,295,466	$115,378	$14.49	21,557,866	$44,245	$4.25	1,565,489	$3,544	$5.94	1,519,230	$11,120	$14.64

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations.
(2)	For properties acquired cash rents are annualized.

22

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

6/30/2013

Year	Number of Leases Expiring	GAAP Base Rent as of 6/30/2013 ($000)	Percent of GAAP Base Rent as of 6/30/2013	Percent of GAAP Base Rent as of 6/30/2012
2013 - remaining	7	$2,804	1.7%	3.9%
2014	25	$14,003	8.6%	13.4%
2015	19	$13,026	8.0%	12.1%
2016	18	$11,652	7.1%	6.5%
2017	17	$10,246	6.3%	6.5%
2018	30	$13,796	8.4%	10.2%
2019	15	$14,376	8.8%	11.5%
2020	13	$10,078	6.2%	4.8%
2021	10	$10,548	6.4%	6.2%
2022	6	$4,484	2.7%	1.8%
2023 - Q1 & Q2	5	$4,492	2.7%	3.1%
Thereafter	48	$54,174	33.1%	14.6%

Total (1)	213	$163,679	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

23

LEXINGTON REALTY TRUST

Lease Rollover Schedule - Consolidated Properties GAAP Basis

6/30/2013

Year	Number of Leases Expiring	GAAP Base Rent as of 6/30/2013 ($000)	Percent of GAAP Base Rent as of 6/30/2013
2013 - remaining	25	$3,017	1.7%
2014	40	$14,593	8.3%
2015	37	$13,872	7.9%
2016	31	$12,662	7.2%
2017	19	$10,361	5.9%
2018	35	$14,615	8.3%
2019	23	$16,056	9.1%
2020	16	$10,331	5.9%
2021	14	$13,958	7.9%
2022	6	$4,484	2.6%
2023 - Q1 & Q2	5	$4,492	2.6%
Thereafter	51	$57,402	32.6%

Total (1)	302	$175,843	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations.

24

LEXINGTON REALTY TRUST

Mortgage Loans Receivable

6/30/2013

Collateral						Current Estimated Annual
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Debt Service ($000)(2)	Balloon Payment ($000)	Escrow Balance ($000)
Office	Schaumburg (3)	IL	$21,636	20.00%	01/2012	$-	$21,636	$-
	Norwalk (4)	CT	$20,262	7.50%	11/2014	$-	$20,262	$4,433
	Southfield	MI	$6,994	4.55%	02/2015	$1,282	$5,810	$-
	Westmont (5)	IL	$26,721	6.45%	10/2015	$2,090	$25,731	$6,468
Retail	Austin	TX	$2,206	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,232	8.00%	02/2021	$219	$-	$-
	Various	Various	$557	8.00%	12/2021	$94	$-	$-
	Various	Various	$797	8.00%	03/2022	$127	$-	$-
Charter School	Homestead (6)	FL	$8,646	7.50%	08/2014	$800	$8,646	$-
	Total Mortgage Loans Receivable		$89,051			$4,612	$87,189	$10,901

Footnotes

(1)	Includes accrued interest receivable and net origination fees.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Borrower currently in default and Lexington has commenced foreclosure.
(4)	Lexington is committed to lend up to a maximum of $32.6 million. Escrow balance represents a security interest of $4.4 million in an account maintained by the borrower.
(5)	Escrow balance includes $2.5 million in a collateral securities account maintained by the borrower and $2.5 million tenant letter of credit held by Lexington. Tenant in property exercised its option to terminate the lease effective 11/30/2013 for a termination payment of $1.3 million.
(6)	Lexington is committed to lend an additional $2.0 million.

25

LEXINGTON REALTY TRUST

2013 Second Quarter Financing Summary

DEBT RETIRED (1)

		Face / Satisfaction ($000)	Rate	Maturity Date
1	Indianapolis, IN (2)	$8,686	5.168%	05/2013
2	Phoenix, AZ	$16,612	6.270%	09/2013
3	Knoxville, TN	$4,532	5.950%	09/2013
4	Foxboro, MA (3)	$2,666	6.000%	01/2014
5	Moody, AL	$6,462	4.978%	01/2014
6	Arlington, TX	$18,918	5.810%	02/2014
7	Redmond, OR	$8,675	5.616%	04/2014
8	Fort Mill, SC	$18,656	5.373%	05/2014
9	Fishers, IN	$10,810	6.375%	08/2014
10	Columbus IN, Las Vegas, NV, Memphis, TN	$103,511	6.150%	09/2014
11	Columbus IN, Las Vegas, NV, Memphis, TN	$2,334	7.500%	09/2014
12	Farmington Hills, MI (2)	$17,542	7.420%	03/2031

	TOTAL	$219,404	6.090%

CORPORATE LEVEL FINANCING

		Face ($000)	Rate	Maturity
1	Senior Unsecured Notes	$250,000	4.25%	06/2023
2	Term Loan Draw	$64,000	2.08%	02/2018

Footnotes

(1)	Lexington incurred aggregate yield maintenance costs of $11.8 million.
(2)	Property was conveyed to satisfy mortgage.
(3)	Imputed interest rate.

26

LEXINGTON REALTY TRUST

Debt Maturity Schedule

6/30/2013

($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments		Corporate Debt
2013	$8,961	$59,072	(a)	$-
2014	$30,326	$83,003		$-
2015	$26,135	$277,092		$-
2016	$19,977	$148,595		$-
2017	$19,884	$68,669		$41,146	(b)
	$105,283	$636,431		$41,146

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2013	$707	$-
2014	$1,529	$-
2015	$1,608	$5,469
2016	$1,477	$-
2017	$94	$2,097
	$5,415	$7,566

Footnotes

(a)	$8,585 of balloon debt has been repaid subsequent to June 30, 2013.
(b)	Assumes debt is put to Lexington in 2017; stated maturity date is January 2030. Subsequent to June 30, 2013, $12,155 of debt was satisfied through the issuance of 1.8 million common shares and a cash payment of $0.6 million.

27

LEXINGTON REALTY TRUST

2013 Mortgage Maturities by Property Type

6/30/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2013 ($000)	GAAP Base Rent as of 6/30/2013 ($000)
Office &	12600 Gateway Blvd. (2) (3)	Fort Myers	FL	63,261	$8,585	07/2013	06/2023	$3,741	$139	$137
Multi-Tenant	1110 Bayfield Dr. (2)	Colorado Springs	CO	166,575	$10,131	08/2013	11/2013	$19,579	$815	$800
	6303 Barfield Rd./859 Mount Vernon Hwy. (2)	Atlanta	GA	289,000	$40,356	08/2013	Various	$76,766	$2,784	$1,374

	Total 2013 Mortgage Maturities			518,836	$59,072			$100,086	$3,738	$2,311

Footnotes

(1)	Represents GAAP capitalized costs as of June 30, 2013.
(2)	Loan in default as of June 30, 2013.
(3)	Amount satisfied subsequent to June 30, 2013.

28

LEXINGTON REALTY TRUST

2014 Mortgage Maturities by Property Type

6/30/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2013 ($000)	GAAP Base Rent as of 6/30/2013 ($000)
Office	1701 Market St. (2)	Philadelphia	PA	304,037	$43,520	07/2014	Various	$73,183	$3,623	$3,537
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,419	$2,290	$2,092
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$715	$689

	Total 2014 Mortgage Maturities			614,453	$83,003			$140,341	$6,628	$6,318

Footnotes

(1)	Represents GAAP capitalized costs as of June 30, 2013.
(2)	Lexington has an 80.5% interest in the property and amounts include parking operations.

29

LEXINGTON REALTY TRUST

2015 Mortgage Maturities by Property Type

6/30/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2013 ($000)	GAAP Base Rent as of 6/30/2013 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$2,075	$2,510
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,699	$484	$-
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2022	$22,146	$1,009	$933
	13775 McLearen Rd.	Herndon	VA	132,617	$10,359	04/2015	07/2020	$25,443	$875	$919
	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	$11,205	05/2015	10/2019	$22,591	$1,129	$1,168
	100, 120, 140 East Shore Dr.	Glen Allen	VA	222,048	$18,321	05/2015	Various	$38,140	$1,561	$1,506
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,999	$1,163	$1,312
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2024	$12,604	$882	$824
	2550 Interstate Dr.	Harrisburg	PA	89,350	$7,792	05/2015	12/2018	$15,255	$972	$917
	2706 Media Center Dr. (3)	Los Angeles	CA	83,252	$9,760	05/2015	Vacant / 2015	$18,070	$115	$115
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	12/2021	$15,850	$1,055	$1,070
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$1,122	$1,061
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$20,813	$891	$933
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,369	$845	$814
	2500 Patrick Henry Pkwy.	McDonough	GA	111,911	$11,349	06/2015	06/2015	$16,000	$782	$689
	3711 San Gabriel	Mission	TX	75,016	$5,371	06/2015	06/2015	$7,600	$530	$426
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$1,606	$1,597
	2529 West Thorne Dr.	Houston	TX	65,500	$2,203	09/2015	09/2015	$5,400	$789	$326
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2025	$78,887	$7,000	$3,688
Industrial	324 Industrial Park Rd.	Franklin	NC	72,868	$-	04/2015	12/2014	$2,300	$228	$135
	6938 Elm Valley Dr.	Kalamazoo	MI	150,945	$15,087	05/2015	10/2021	$21,970	$1,014	$873
	10000 Business Blvd.	Dry Ridge	KY	336,350	$3,646	07/2015	06/2025	$15,227	$673	$673
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,772	07/2015	06/2025	$19,066	$844	$844
	4010 Airpark Dr.	Owensboro	KY	211,598	$3,163	07/2015	06/2025	$13,598	$604	$604
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,499	07/2015	06/2025	$6,055	$268	$268
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,279	07/2015	06/2025	$32,222	$1,419	$1,419

	Total 2015 Mortgage Maturities			4,683,953	$277,092			$586,006	$29,935	$25,624

Footnotes

(1)	Represents GAAP capitalized costs as of June 30, 2013.
(2)	Property is classified as a capital lease for GAAP, accordingly $497 of GAAP income is included in non-operating income.
(3)	Loan in default as of June 30, 2013.

30

LEXINGTON REALTY TRUST

2016 Mortgage Maturities by Property Type

6/30/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2013 ($000)	GAAP Base Rent as of 6/30/2013 ($000)
Office	1600 Eberhardt Rd.	Temple	TX	108,800	$7,463	01/2016	01/2016	$12,161	$837	$673
	700 US Hwy. Route 202-206	Bridgewater	NJ	115,558	$13,825	03/2016	10/2014	$31,662	$1,017	$1,285
	11707 Miracle Hills Dr	Omaha	NE	85,200	$7,560	04/2016	11/2025	$13,853	$583	$583
	1400 Northeast McWilliams Rd.	Bremerton	WA	60,200	$5,479	04/2016	07/2016	$9,906	$608	$608
	2005 East Technology Circle	Tempe	AZ	60,000	$7,140	04/2016	12/2025	$12,199	$564	$564
	850-950 Warrenville Rd	Lisle	IL	99,414	$9,377	06/2016	2014/2019	$17,388	$797	$852
	11511 Luna Rd	Farmers Branch	TX	180,507	$18,363	07/2016	04/2016	$29,984	$1,177	$1,594
	180 South Clinton St	Rochester	NY	226,000	$16,765	08/2016	12/2014	$30,880	$1,505	$1,502
Industrial	459 Wingo Road	Byhalia	MS	513,734	$15,000	06/2016	03/2026	$27,492	$1,311	$1,468
	2203 Sherrill Dr	Statesville	NC	639,800	$12,574	08/2016	12/2017	$21,266	$908	$958
	3686 S. Central Ave. / 749 Southrock Dr	Rockford	IL	240,000	$6,153	08/2016	2016/2015	$10,919	$440	$401
	2935 Van Vactor Dr.	Plymouth	IN	300,500	$5,723	09/2016	06/2015	$9,200	$411	$411
	7005 Cochran Road	Glenwillow	OH	458,000	$15,132	09/2016	07/2025	$28,665	$1,020	$1,126
Specialty	25500 State Hwy. 249	Tomball	TX	77,076	$8,041	11/2016	08/2026	$15,776	$695	$707

	Total 2016 Mortgage Maturities			3,164,789	$148,595			$271,351	$11,873	$12,732

Footnotes

(1)	Represents GAAP capitalized cost at June 30, 2013.

31

LEXINGTON REALTY TRUST

2017 Mortgage Maturities by Property Type

6/30/2013

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 6/30/2013 ($000)	GAAP Base Rent as of 6/30/2013 ($000)
Office	104 & 110 South Front St.	Memphis	TN	37,229	$3,484	01/2017	10/2016	$5,586	$259	$251
	9200 South Park Center Loop	Orlando	FL	59,927	$9,309	02/2017	09/2020	$14,925	$459	$465
	500 Kinetic Drive	Huntington	WV	68,693	$6,500	02/2017	11/2026	$12,558	$605	$672
Industrial	7500 Chavenelle Rd.	Dubuque	IA	330,988	$8,725	06/2017	06/2017	$11,660	$608	$582
	5001 Greenwood Rd.	Shreveport	LA	646,000	$19,000	07/2017	10/2026	$26,678	$1,023	$1,083
	1420 Greenwood Rd.	McDonough	GA	296,972	$21,651	11/2017	10/2017	$30,897	$1,361	$1,298

	Total 2017 Mortgage Maturities			1,439,809	$68,669			$102,304	$4,315	$4,351

Footnotes

(1)	Represents GAAP capitalized cost at June 30, 2013.

32

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

6/30/2013

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Fort Myers, FL	(i)(m)	$8,585	5.268%	07/2013	$-	$8,585
Colorado Springs, CO	(i)	10,131	6.250%	08/2013	-	10,131
Atlanta, GA	(i)	40,356	5.268%	08/2013	-	40,356
Philadelphia, PA	(e)	44,440	5.060%	07/2014	3,178	43,520
Issaquah, WA	(b)	30,883	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,089	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,656	5.639%	01/2015	1,548	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		12,493	5.530%	01/2015	993	12,022
Herndon, VA	(b)	10,808	5.885%	04/2015	888	10,359
Franklin, NC		438	8.500%	04/2015	271	-
Kalamazoo, MI		16,195	5.411%	05/2015	1,189	15,087
Glen Allen, VA	(b)	18,827	5.377%	05/2015	1,292	18,321
Houston, TX		15,057	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		11,768	5.210%	05/2015	874	11,282
Indianapolis, IN		11,691	5.160%	05/2015	865	11,205
San Antonio, TX		11,617	5.340%	05/2015	875	11,167
Los Angeles, CA	(i)	10,281	5.110%	05/2015	750	9,760
Midlothian, VA		9,439	5.310%	05/2015	708	9,055
Harrisburg, PA		8,133	5.110%	05/2015	599	7,792
Knoxville, TN		6,940	5.310%	05/2015	520	6,658
McDonough, GA		11,779	5.212%	06/2015	836	11,349
Mission, TX		5,637	5.783%	06/2015	462	5,371
Carrollton, TX	(b)	19,262	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	13,923	4.990%	07/2015	1,039	13,279
Hopkinsville, KY		8,149	4.990%	07/2015	608	7,772
Dry Ridge, KY	(n)	3,823	4.990%	07/2015	285	3,646
Owensboro, KY	(n)	3,316	4.990%	07/2015	248	3,163
Elizabethtown, KY	(j)	2,620	4.990%	07/2015	196	2,499
Houston, TX	(b)	29,933	6.250%	09/2015	8,404	18,161
Houston, TX		3,453	8.036%	09/2015	952	2,203
Temple, TX		8,442	6.090%	01/2016	668	7,463
Bridgewater, NJ		14,374	5.732%	03/2016	1,035	13,825
Omaha, NE		8,030	5.610%	04/2016	621	7,560
Bremerton, WA		6,340	6.090%	04/2016	494	5,479
Tempe, AZ		7,584	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		9,839	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,447	5.939%	07/2016	1,136	18,363
Rochester, NY	(f)	17,679	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,260	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,489	6.210%	08/2016	508	6,153
Glenwillow, OH		15,967	6.130%	09/2016	1,240	15,132
Plymouth, IN		6,085	6.315%	09/2016	497	5,723
Tomball, TX		9,283	6.063%	11/2016	683	8,041
Memphis, TN		3,711	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,800	5.722%	02/2017	696	9,309
Dubuque, IA		9,623	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		22,910	6.110%	11/2017	1,674	21,651
Lorain, OH	(b)	1,219	7.750%	07/2018	108	-
Manteca, CA	(b)	861	7.750%	07/2018	77	-

33

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

6/30/2013

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Watertown, NY	(b)	810	7.750%	07/2018	72	-
Lewisburg, WV	(b)	569	7.750%	07/2018	51	-
San Diego, CA	(b)	549	7.750%	07/2018	49	-
Galesburg, IL	(b)	483	7.750%	07/2018	43	-
Erwin, NY		8,885	5.910%	10/2018	728	6,637
Boston, MA		12,871	6.100%	12/2018	996	11,520
North Berwick, ME		8,061	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	35,564	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	16,959	5.883%	05/2019	1,268	15,182
Meridian, ID		10,355	6.010%	08/2019	753	7,675
Streetsboro, OH	(b)	18,360	5.749%	09/2019	1,344	16,338
Lenexa, KS		10,414	6.270%	12/2019	774	7,770
Boca Raton, FL		20,209	6.470%	02/2020	1,542	18,414
Oakland, ME		9,337	5.930%	10/2020	750	7,660
Lavonia, GA		8,389	5.460%	12/2020	741	5,895
Wall, NJ	(b)	22,791	6.250%	01/2021	3,312	-
Charleston, SC		7,350	5.850%	02/2021	466	6,632
Whippany, NJ		14,780	6.298%	11/2021	1,344	10,400
Baltimore, MD		55,000	4.320%	06/2023	2,376	47,676
Palo Alto, CA		58,838	3.970%	12/2023	5,165	-
Chester, SC		10,295	5.380%	08/2025	1,144	362
Lenexa, KS		40,000	3.700%	11/2027	2,382	10,000
Remaining (l)		$1,043,934	5.428%	4.4	$79,778	$840,459

Corporate (k)
Term Loan		$64,000	2.079%	02/2018	$1,349	$64,000
Term Loan		255,000	3.173%	01/2019	8,204	255,000
Senior Notes	(h)	250,000	4.250%	06/2023	10,625	250,000
Convertible Notes	(o)(c)	41,146	6.000%	01/2030	2,469	41,146
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$739,266	4.234%	10.0	$31,432	$739,266
Total/Wtg. Avg./Years Remaining (l)		$1,783,200	4.933%	6.7	$111,210	$1,579,725

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Represents full payable of notes; discount of $2,480 excluded from balance. Subsequent to 6/30/2013, $12,155 of notes converted to 1.8 million common shares.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Lexington has an 80.5% interest in this property.
(f)	Properties are cross-collateralized.
(g)	Rate fixed through 04/2017; thereafter, LIBOR plus 170 bps.
(h)	Represents full payable of notes; discount of $2,415 excluded from balance.
(i)	Loan is in default as of 6/30/2013.
(j)	Properties are cross-collateralized.
(k)	Unsecured.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Debt satisfied subsequent to 6/30/2013.
(n)	Properties are cross-collateralized.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.

34

LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

6/30/2013

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Oklahoma TIC	$14,109	$5,644	5.240%	05/2015	$976	$13,673	$5,469
One Summit	9,474	$2,843	9.375%	10/2016	3,344	-	-
One Summit	6,392	$1,918	10.625%	11/2016	2,239	-	-
Rehab Humble Lessee	15,006	$2,251	4.700%	05/2017	950	13,982	2,097
Gan Palm Beach Lessee	15,160	$3,790	3.700%	03/2018	842	13,768	3,442
Total/Wtg. Avg. (1)/Years Remaining (2)	$60,141	$16,446	6.15%	3.2	$8,351	$41,423	$11,008

Footnotes

(1)	Weighted-average interest rate based on proportionate share.
(2)	Weighted-average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.

35

LEXINGTON REALTY TRUST

Partnership Interests

Six months ended June 30, 2013

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$394
Interest expense	$256
Depreciation and amortization	$413

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$2,341
Interest expense	$504

Footnotes

(1)  Excludes discontinued operations and OP unit noncontrolling interests.

36

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

6/30/2013

($000)

Balance Sheet

Other assets	$38,566

The components of other assets are:

Deposits	$395
Build-to-suit deposit	1,191
Investments- capital lease	10,699
Equipment	435
Prepaids	4,054
Other receivables	969
Deferred tax asset	768
Deferred lease incentives	16,004
Interest rate swap derivative asset	3,912
Other	139

Accounts payable and other liabilities	$56,891

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$11,747
CIP accruals and other	7,544
Taxes	377
Deferred lease and loan costs	13,861
Subordinated notes	2,397
Deposits	1,837
Escrows	1,879
Transaction / build-to-suit costs	17,249

Income Statement - Six months ended June 30, 2013

Non-cash interest expense, net	$503

37

LEXINGTON REALTY TRUST

Select Credit Metrics

	6/30/2012		6/30/2013

Company FFO Payout Ratio	52.1%		60.0%

Unencumbered Assets (1)(2)	$1.38 billion		$2.46 billion

Unencumbered NOI (1)	31.2%		55.0%

Debt + Preferred / Gross Assets	48.6%		40.4%

Debt/Gross Assets	42.5%		38.3%

Market Cap Leverage	52.1%		40.3%

Secured Debt / Gross Assets (1)	30.7%		22.4%

Net Debt / EBITDA	5.8	x	5.8	x

Net Debt + Preferred / EBITDA	6.6	x	6.1	x

Credit Facilities Availability	$270.3 million		$578.4 million

Development / Gross Assets	1.8%		0.7%

EBITDA / Revenue	80.8%		78.3%

EBITDA / PrefDiv + Interest Expense	2.5	x	3.0	x

JV + Advisory Income / Revenues	6.4%		0.3%

Footnotes

(1)	Revolving credit facility and term loans are currently unsecured; accordingly, 6/30/2012 amounts reflect such borrowings as unsecured.
(2)	Includes loans receivable.

38

LEXINGTON REALTY TRUST

Historical Credit Metrics Summary

	2008		2009		2010		2011		2012

Company FFO Payout Ratio	74.5%		49.6%		43.2%		48.5%		56.1%

Unencumbered Assets (1)(2)	$1.18 billion		$1.36 billion		$1.49 billion		$1.15 billion		$1.76 billion

Unencumbered NOI (1)	27.3%		21.0%		22.9%		25.9%		34.8%

Debt + Preferred / Gross Assets	56.9%		54.5%		49.4%		48.7%		46.6%

Debt/Gross Assets	49.4%		46.9%		41.5%		40.9%		41.1%

Market Cap Leverage	72.9%		65.3%		53.7%		52.5%		46.6%

Secured Debt / Gross Assets (1)	37.0%		36.8%		33.0%		31.9%		30.9%

Net Debt / EBITDA	5.4	x	6.1	x	5.6	x	5.5	x	6.5	x

Net Debt + Preferred / EBITDA	6.3	x	7.1	x	6.7	x	6.6	x	7.3	x

Credit Facilities Availability	$173.3 million		$96.6 million		$215.9 million		$294.3 million		$296.3 million

Development / Gross Assets	0.5%		0.3%		0.7%		0.9%		1.6%

EBITDA / Revenue	92.6%		81.4%		80.1%		77.0%		76.5%

EBITDA / PrefDiv + Interest Expense	2.4	x	2.2	x	2.2	x	2.3	x	2.4	x

JV + Advisory Income or (loss) / Revenues	N/A		N/A		5.9%		8.5%		4.4%

Capital Raised (Retired), net (millions):

Common equity, net	$30.2		$20.0		$166.7		$99.7		$162.7

Preferred equity, net	$(7.5)		$0.0		$0.0		$(15.5)		$(70.0)

Unsecured debt, gross (1)	$(119.0)		$46.0		$82.5		$0.0		$190.4

Secured debt, gross	$(293.5)		$(291.9)		$(305.3)		$(121.3)		$(198.3)

Property dispositions net proceeds	$334.2		$113.1		$80.2		$124.0		$155.2

Footnotes:

(1)	Revolving credit facility and term loans are currently unsecured thus all periods reflect such borrowings as unsecured.
(2)	Includes loans receivable.

39

LEXINGTON REALTY TRUST

Other Data

6/30/2013

($000)

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2013 - remaining	$165,956	$178,556
2014	$339,233	$344,246
2015	$301,794	$303,808
2016	$269,773	$270,965
2017	$244,051	$243,164

Other Revenue Data

	GAAP Base Rent as of 6/30/13 (2)	6/30/13 Percentage	6/30/12 Percentage
Asset Class
Office	$79,047	44.2%	56.7%
Long-term leases (3)	$54,322	30.4%	17.3%
Industrial	$27,489	15.4%	14.8%
Multi-tenant	$13,323	7.5%	7.8%
Retail/Specialty	$4,535	2.5%	3.4%
	$178,716	100.0%	100.0%

Credit Ratings (4)
Investment Grade	$85,311	47.7%	49.3%
Non-Investment Grade	$25,174	14.1%	15.2%
Unrated	$68,231	38.2%	35.5%
	$178,716	100.0%	100.0%

Same-Store NOI (5)(6)

	Six months ended June 30
	2013	2012
Total Base Rent	$141,617	$142,595
Tenant Reimbursements	14,757	14,225
Property Operating Expenses	(29,603)	(26,856)
Same-Store NOI	$126,771	$129,964

Change in Same-Store NOI	(2.5)%

Weighted-Average Lease Term

As of 6/30/13	As of 6/30/12
7.7 years	6.5 years

Footnotes

(1)	Amounts assume (1) lease terms for non-cancellable periods only and (2) no new or renegotiated leases are entered into after 6/30/2013.
(2)	Six months ended 6/30/2013 GAAP base rent recognized for consolidated properties owned as of 6/30/2013.
(3)	Long-term leases are defined as leases having a term of ten years or longer.
(4)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.
(5)	NOI is on a consolidated cash basis.
(6)	Excludes properties acquired and sold in 2013 and 2012.

40

LEXINGTON REALTY TRUST

Top 20 Markets

6/30/2013

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 6/30/13 (1)
1	Dallas-Fort Worth-Arlington, TX	8.2%
2	Houston-Sugar Land-Baytown, TX	5.8%
3	Baltimore-Towson, MD	4.6%
4	Memphis, TN-MS-AR	4.5%
5	Phoenix-Mesa-Scottsdale, AZ	4.2%
6	New York-Northern New Jersey-Long Island, NY-NJ-PA	4.1%
7	Kansas City, MO-KS	4.1%
8	Orlando-Kissimmee, FL	3.6%
9	Boston-Cambridge-Quincy, MA-NH	2.9%
10	Los Angeles-Long Beach-Santa Ana, CA	2.8%
11	Atlanta-Sandy Springs-Marietta, GA	2.4%
12	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.3%
13	Columbus, OH	2.1%
14	Chicago-Naperville-Joliet, IL-IN-WI	1.9%
15	Detroit-Warren-Livonia, MI	1.8%
16	San Jose-Sunnyvale-Santa Clara, CA	1.8%
17	Denver-Aurora, CO	1.8%
18	Indianapolis-Carmel, IN	1.7%
19	Charlotte-Gastonia-Concord, NC-SC	1.6%
20	San Antonio, TX	1.5%
	Total Top 20 Markets (3)	63.5%

Footnotes

(1)	Six months ended 6/30/2013 GAAP base rent recognized for consolidated properties owned as of 6/30/2013.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

41

LEXINGTON REALTY TRUST

Tenant Industry Diversification

6/30/2013

Industry Category	Percent of GAAP Base Rent as of 6/30/2013 (1) (2)
Finance/Insurance	13.7%
Technology	11.3%
Service	9.5%
Automotive	8.8%
Energy	8.6%
Consumer Products	7.5%
Transportation/Logistics	7.4%
Healthcare	5.7%
Telecommunications	5.1%
Construction/Materials	3.7%
Food	3.4%
Media/Advertising	3.1%
Aerospace/Defense	2.8%
Printing/Production	2.4%
Apparel	1.7%
Education	1.6%
Retail Department	1.5%
Retail Specialty	1.2%
Real Estate	0.9%
Retail Electronics	0.1%
100.0%

Footnotes

(1)	Six months ended 6/30/2013 GAAP base rent recognized for consolidated properties owned as of 6/30/2013.
(2)	Total shown may differ from detailed amounts due to rounding.

42

LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

6/30/2013

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 6/30/2013 ($000) (1)	Percent of GAAP Base Rent as of 6/30/2013 ($000) (1) (2)
Federal Express Corporation	3	787,829	1.9%	$5,466	3.1%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	7	2,053,359	5.0%	$5,023	2.8%
US Government	2	329,229	0.8%	$4,761	2.7%
Bank of America, National Association	8	691,893	1.7%	$4,702	2.6%
Baker Hughes, Inc.	2	619,885	1.5%	$4,014	2.2%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.2%	$3,602	2.0%
Morgan, Lewis & Bockius LLP (3)	1	289,432	0.7%	$3,403	1.9%
Xerox Corporation	1	202,000	0.5%	$3,229	1.8%
Invensys Systems, Inc. (Siebe, Inc.)	2	416,613	1.0%	$3,098	1.7%
T-Mobile USA, Inc.	5	386,078	0.9%	$2,857	1.6%
	33	6,252,441	15.3%	$40,155	22.5%

Footnotes

(1)	Six months ended 6/30/2013 GAAP base rent recognized for consolidated properties owned as of 6/30/2013.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Includes parking operations. Lexington has an 80.5% interest in this property.

43

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 43006	250 Royall Street
Providence, RI 02940-3006	Canton, MA 02021
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Patrick Carroll
Executive Vice President and Chief Financial Officer
Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(212) 214-8067

Jeffries & Company, Inc.
Omotayo Okusanya	(212) 336-7076

44